MANAGERS TRUST I

MANAGERS AMG FQ GLOBAL ESSENTIALS FUND

(FORMERLY MANAGERS FREMONT GLOBAL FUND)

Prospectus dated March 1, 2009 (as supplemented September 15, 2009)

Statement of Additional Information dated March 1, 2009 (as supplemented September 15, 2009)

Supplement dated September 28, 2009

to the Prospectus and Statement of Additional Information,

each dated and supplemented as noted above.

The following information supplements and supersedes any information to the contrary relating to Managers AMG FQ Global Essentials Fund (formerly Managers Fremont Global Fund) (the “Fund”), a series of Managers Trust I, contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “Statement of Additional Information”), each dated and supplemented as noted above.

At a meeting held on September 10-11, 2009, the Board of Trustees of the Fund approved the filing of a registration statement with the Securities and Exchange Commission to establish a new share class structure for the Fund (the “Conversion”). Under the Conversion, the Fund will: (i) establish three new classes of shares called Investor Class, Service Class, and Institutional Class; (ii) reclassify and redesignate the existing shares of the Fund as Institutional Class shares; and (iii) on or around January 1, 2010 (the “Conversion Date”), substitute Institutional Class shares for the existing shares held by shareholders of the Fund on the books and records of the Fund. The Conversion will not increase the Fund’s investment management fee paid or increase the annual operating expenses that shareholders currently bear, as Institutional Class shares are expected to have the same operating expenses as the current shares of the Fund. Similar to the current shares of the Fund, Institutional Class shares are expected to have a contractual expense cap of 0.99% of average daily net assets (exclusive of taxes, interest, shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, acquired fund fees and expenses, and extraordinary items), subject to reimbursement by the Fund under certain circumstances. There will be no change in the overall value of a shareholder’s shares resulting from the Conversion, as shareholders will receive Institutional Class shares with the same net asset value as the shares currently held. Each of the three new share classes will have its own investment minimum and class specific expense structure. Shareholders of the Fund will receive a new prospectus describing the new share classes on or around the Conversion Date.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE